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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          MARCH 17, 2005
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                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.03   BANKRUPTCY OR RECEIVERSHIP

            The original filing of this Current Report on Form 8-K included a summary of certain material provisions of the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code (the "Plan"). Such summary was qualified in its entirety by reference to the Plan itself. The summary of the provisions describing the distribution of New Penn Traffic Common Shares (as defined in the Plan) should have read as follows:

            The Reorganized Company will issue New Penn Traffic Common Shares in accordance with the terms of the Plan. The number of New Penn Traffic Common Shares that will be issued will be that number of shares determined by multiplying 10,000,000 by a fraction, the numerator of which is equal to the aggregate amount of Class 3 Claims that are Allowed Claims under the Plan as of the Final Distribution Date and the denominator of which is equal to 110% of the total amount of Class 3 Claims that are Allowed Claims under the Plan as of the Final Distribution Date. In addition, up to 10% of the aggregate number of New Penn Traffic Common Shares may be issued pursuant to a management incentive program, the terms of which have yet to be determined.

            The remainder of this Current Report on Form 8-K originally filed on March 24, 2005 remains unchanged.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) The following are attached as exhibits to this Current Report on Form 8-K:

  EXHIBIT          DESCRIPTION
  -------          -----------

   2.1* First Amended Joint Plan of Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession, dated February 4, 2005.

   2.2*            First Amended Disclosure Statement Pursuant to
                   Section 1125 of the Bankruptcy Code with Respect to the First Amended Joint Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

   2.3* Notice of Technical Modifications to the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

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   2.4*            Findings of Fact and Conclusions of Law Re: Order and
                   Judgment Confirming the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

   2.5* Order and Judgment Confirming First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated
                   February 4, 2005 and Granting Related Relief.

   99.1* Press Release issued by The Penn Traffic Company on March 17, 2005 (incorporated by reference to Exhibit
                   99.1 to the Current Report on Form 8-K filed by The Penn Traffic Company on March 18, 2005).


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 *  Previously Filed

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            THE PENN TRAFFIC COMPANY


                                            By: /s/ Francis D. Price, Jr.
                                                ----------------------------
                                                Name:  Francis D. Price, Jr.
                                                Title: Vice President


Dated:  October 7, 2005


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                                 EXHIBIT INDEX
                                 -------------


 EXHIBIT           DESCRIPTION
 -------           -----------

   2.1* First Amended Joint Plan of Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession, dated February 4, 2005.

   2.2*            First Amended Disclosure Statement Pursuant to
                   Section 1125 of the Bankruptcy Code with Respect to the First Amended Joint Reorganization Plan of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

   2.3* Notice of Technical Modifications to the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

   2.4* Findings of Fact and Conclusions of Law Re: Order and Judgment Confirming the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005.

   2.5* Order and Judgment Confirming First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors-in-Possession under Chapter 11 of the Bankruptcy Code dated
                   February 4, 2005 and Granting Related Relief.

   99.1* Press Release issued by The Penn Traffic Company on March 17, 2005 (incorporated by reference to Exhibit
                   99.1 to the Current Report on Form 8-K filed by The Penn Traffic Company on March 18, 2005).


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 *  Previously Filed